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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 26, 1999

                                 -------------

                               VIDEO CITY, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                   0-14023                    95-3897052
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of incorporation or                                  Identification Number)
        organization)



        370 Amapola Avenue, Suite 208                    90501
            Torrance, California                      (Zip Code)
   (Address of principal executive offices)


                                (310) 533-3900
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)



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

Item 2.  Acquisition or Disposition of Assets

     On July 26, 1999, Video City, Inc. (the "Company") sold the assets of 45 of its Videoland retail video stores located in the states of Washington and Oregon to Blockbuster Inc. The Company expects to sell the assets of four additional Videoland stores to Blockbuster on or before August 30, 1999, subject to certain third party approvals. The aggregate purchase price for the sale of the 49 stores is approximately $16 million in cash, subject to certain post closing adjustments.

Item 5.  Other Events

     On August 1, 1999, the Company and West Coast Entertainment Corporation ("West Coast") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which a wholly-owned subsidiary of the Company will merge with and into West Coast such that West Coast will become a wholly-owned subsidiary of the Company (the "Merger"). Pursuant to the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of Common Stock of West Coast will be converted into the right to receive (i) a number of shares of Common Stock of the Company, as is calculated pursuant to the Common Stock Exchange Ratio (as defined in the Merger Agreement), subject to a maximum of
 .333 shares and a minimum of .250 shares, and (ii) 0.05 shares of Series F Convertible Redeemable Preferred Stock, having a liquidation preference of $25.00, of the Company.

     The consummation of the Merger is subject to certain terms and conditions set forth in the Merger Agreement, including the satisfactory completion by Video City and West Coast of their respective due diligence investigations, the obtaining or arranging of financing, the approval by the stockholders of the Company and West Coast, certain regulatory approvals and the approval by creditors and other third parties.

     On August 3, 1999, the Company issued a press release announcing the execution of the Merger Agreement.

     The foregoing description of the Merger, the Merger Agreement and the press release is qualified in its entirety by reference to the Merger Agreement and the press release, copies of which are filed herein as exhibits, and which are incorporated herein by this reference.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of
     ---------------------------------------------------------------------------
1995.
----

     This Current Report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, such as statements of the Company's plans, objectives, expectations and intentions, that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Special Considerations" as set forth in the Ckompany's Annual Report on Form 10-K for the fiscal year ended January 31, 1999.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (b)     Pro Forma Financial Information.

Disposition of Assets

On July 26, 1999, Video City, Inc. (the "Company") sold the assets of 45 of its Videoland retail video stores located in the states of Washington and Oregon to Blockbuster Inc. The Company expects to sell the assets of four additional Videoland stores to Blockbuster on or before August 30, 1999, subject to certain third party approvals. The aggregate purchase price for the sale of the 49 stores is approximately $16 million in cash, subject to certain post closing adjustments.

Basis of Presentation

The accompanying unaudited pro forma condensed, consolidated financial statements illustrate the effect of the sale of 49 stores on the Company's financial position and results of operations.

The unaudited pro forma condensed consolidated balance sheet as of April 30, 1999 is based on the historical balance sheet of Video City as of April 30, 1999. The unaudited pro forma condensed consolidated balance sheet assumes the sale of the 49 stores to Blockbuster, Inc. took place on April 30, 1999.

The unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 1999 is based on the historical statements of operations of Video City, Inc. as of January 31, 1999 and the three months ended April 30, 1999 assumes the sale of the 49 stores to Blockbuster, Inc. took place on February 1, 1998.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual result of the disposition and there can be no assurance that the foregoing results will be obtained. The unaudited pro forma condensed consolidated statements of operations may not be indicative of the actual results which would have been obtained if the transaction had occurred on February 1, 1998.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Video City, Inc.

                               Video City, Inc.
          Pro Forma Condensed Consolidated Balance  Sheet (Unaudited)
                                April 30, 1999

                                                                                  Pro-forma
                                          Video               49 stores          Adjustments
                                           City                 sold               (Note A)                Pro-forma
                                          -----               ---------          -----------               ---------
Assets

Current Assets
  Cash                                  $    85,211          $13,862,000         $(13,912,000) (1)      $    35,211
  Account receivables                     3,499,623            1,393,000                                  4,892,623
  Notes receivable                           86,703                    -                                     86,703
  Merchandise inventories                 3,908,093             (712,134)                                 3,195,959
  Other                                     170,097                                                         170,097
                                         ----------------------------------------------------           -----------

Total current assets                      7,749,727           14,542,866          (13,912,000)            8,380,593

Videocassette rental inventory, net      24,364,804           (7,560,735)                                16,804,069

Property and equipment, net                6,160,947            (578,276)                                 5,582,671

Goodwill                                   8,321,923          (2,512,158)                                 5,809,765

Deferred tax asset                         1,236,020                                                      1,236,020

Other assets                               1,968,170                                                      1,968,170
                                         -----------         -----------         ------------           -----------
Total Assets                             $49,801,591         $ 3,891,697         $(13,912,000)          $39,781,288
                                         ===========         ===========         ============           ===========

See notes to pro forma condensed consolidated financial statements (unaudited)

                               Video City, Inc.
          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                                April 30, 1999



                                                                                            Pro-forma
                                                     Video              49 Stores          Adjustments
                                                      City                sold               (Note A)               Pro-forma
                                                     -----              ---------          -----------              ---------
Liabilities and Stockholders' Deficit

     Current Liabilities
  Accounts payable                                  $12,481,195        $ 1,982,304                                 $14,463,499
  Accrued expenses                                    1,919,603                                                      1,919,603
  Current portion of long-term debt                   3,795,664                                                      3,795,664
                                                    -----------        -----------        ------------             -----------
Total current liabilities                            18,196,462          1,982,304                   -              20,178,766

Senior secured revolving credit facility             23,243,514                            (13,912,000)  (1)         9,331,514

Long term debt, less current portion                  1,508,319                                                      1,508,319

Other liabilities                                       589,791                  -                                     589,791

                                                    -----------        -----------        ------------             -----------
Total Liabilities                                    43,538,086          1,982,304         (13,912,000)             31,608,390

Preferred stock                                       5,015,192                                                     15,055,371
Common stock                                            138,856                                                      3,157,706
Additional paid-in capital                            9,901,323                                                     11,191,748
Accumulated deficit                                  (8,791,866)         1,909,393                                   1,290,425
                                                    -----------        -----------        ------------             -----------
Total Stockholders' Equity (Deficit)                  6,263,505          1,909,393                   -               8,172,898

Total Liabilities and Stockholders' Equity          $49,801,591        $ 3,891,697        $(13,912,000)            $39,781,288
 (Deficit)                                          ===========        ===========        ============             ===========


See notes to pro forma condensed consolidated financial statements (unaudited)

                               VIDEO CITY, INC.
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED JANUARY 31, 1999

                                                                                 (4)          Pro-forma
                                                           Video              49 stores      Adjustements       Pro Forma
                                                         City, Inc.             sold           (Note B)          Balance
                                                         ----------           ---------      ------------       ---------
Revenue
     Rental revenue and product sales                    23,828,501            2,116,009                         21,712,492
     Management fee income                                  607,733                                                 607,733
                                                        -----------           ----------       ----------       -----------
Total Revenue                                           $24,436,234            2,116,009                -        22,320,225

Operating Costs and Expense:
     Store operating expenses                            13,675,372              939,324                         12,736,048
     Amortization of videocassette rental inventory       2,541,934              791,580                          1,750,354
     Cost of product sales                                3,301,185              287,038                          3,014,147
     Cost of leased product                               1,394,409                                               1,394,409
     General and administrative expenses                  4,785,890                                               4,785,890
                                                        -----------           ----------       ----------       -----------
Total Operating Costs and Expenses                       25,698,790            2,017,941                -        23,680,849

Loss from operations                                     (1,262,556)              98,068                -        (1,360,624)

Other (income) expense
     Interest expense                                     1,563,348                              (136,306) (2)    1,427,042
     Other (income) expense                                (221,081)                                               (221,081)
                                                        -----------           ----------       ----------       -----------

Loss before income taxes                                 (2,604,823)              98,068          136,306        (2,566,585)
Income tax expense (benefit)                             (2,615,957)              36,285           50,433        (2,529,239)
                                                        -----------           ----------       ----------       -----------
Net income                                              $    11,134           $   61,783       $   85,873       $   (37,347) (1)
                                                        -----------           ----------       ----------       -----------

Earnings Per Share:
     Basic                                              $      0.00                                             $      0.00
     Diluted                                            $      0.00                                             $      0.00

Weighted Average Number of Common Shares Outstanding
     Basic                                               12,091,467                                              12,091,467
     Diluted                                             12,866,562                                              12,866,562


                               VIDEO CITY, INC.
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE THREE MONTHS ENDED APRIL 30, 1999

                                                                                 (4)          Pro-forma
                                                             Video            49 stores      Adjustements        Pro Forma
                                                           City, Inc.           sold           (Note C)           Balance
                                                           ----------         ---------      ------------        ---------
Revenue
     Rental revenue and product sales                     $13,305,070         4,974,474                          8,330,596
     Management fee income                                          -                                                    -
                                                          -----------        ----------       ----------       -----------
Total Revenue                                              13,305,070         4,974,474                -         8,330,596

Operating Costs and Expense:
     Store operating expenses                               7,903,827         2,692,906                          5,210,921
     Amortization of videocassette rental inventory         1,772,490           575,191                          1,197,299
     Cost of product sales                                  1,960,315           770,239                          1,190,076
     Cost of leased product                                   499,784           195,915                            303,869
     General and administrative expenses                    2,080,551                                            2,080,551
                                                          -----------        ----------       ----------       -----------
Total Operating Costs and Expenses                         14,216,967         4,234,251                -         9,982,716

Loss from operations                                         (911,897)          740,223                -        (1,652,120)

Other (income) expense
     Interest expense                                         588,727                           (356,801) (3)      231,926
     Other (income) expense                                   (23,318)                                             (23,318)
                                                          -----------        ----------       ----------       -----------

Loss before income taxes                                   (1,477,306)          740,223        2,266,194        (1,860,728)
Income tax expense (benefit)                                 (546,603)          273,882          132,016          (688,469)
                                                          -----------        ----------       ----------       -----------
Net income                                                $  (930,703)       $  466,340       $  224,785       $(1,172,259) (1)
                                                          -----------        ----------       ----------       -----------

Earnings Per Share:
     Basic                                                     $(0.07)                                               $0.09
     Diluted                                                   $(0.07)                                               $0.09

Weighted Average Number of Common Shares Outstanding
     Basic                                                 13,639,587                                           13,639,587
     Diluted                                               13,639,587                                           13,639,587


                               VIDEO CITY, INC.

  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


A.  Pro Forma Adjustments - Pro Forma Condensed Consolidated Balance Sheet
    The adjustments to the pro forma condensed consolidated balance sheet are as follows:

    (1) To record the receipt of $13,912,000 for the sale of the 49 stores and the payment toward the existing revolving credit facility.

B. Pro Forma Adjustments - Pro Forma Condensed Consolidated Statement of Operations for the years ended January 31, 1999 and April 30, 1999.
    The adjustments to the pro forma condensed consolidated balance sheet are as follows:

    (1) The pro forma condensed consolidated statement of operations for the periods presented does not reflect the anticipated gain on sale of approximately $1,900,000.
    (2) To reduce interest expense by $136,303 due to reduced borrowings on the Revolving line of credit.
    (3) To reduce interest expense by $356,801 due to reduced borrowings on the Revolving line of credit.
    (4) To reflect the results of operations for the 49 store sold to Blockbuster for the periods presented.



        (c)    Exhibits.

2.1 Agreement and Plan of Merger, dated as of August 1, 1999, by and among Video City, Inc., Keystone Merger Corp. and West Coast Entertainment Corporation.

99.1           Press Release, dated August 3, 1999, issued by Video City, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIDEO CITY, INC.


                                        By:   /S/ ROBERT Y. LEE
                                              -----------------
                                              Robert Y. Lee
                                              Chief Executive Officer


Dated:     August 9, 1999

                                 EXHIBIT INDEX

   Exhibit
    Number                            Description
    ------                            -----------

     2.1 Agreement and Plan of Merger, dated as of August 1, 1999, by and among Video City, Inc., Keystone Merger Corp. and West Coast Entertainment Corporation

    99.1         Press Release, dated August 3, 1999, issued by Video City, Inc.